UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 18, 2015

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 18, 2015, the Compensation Committee of the Board of Directors of American Tower Corporation (the “Company”) considered the compensation arrangements with the Company’s executive officers. The information in the table below sets forth the determinations of the Compensation Committee with respect to base salaries and cash bonus incentive targets for the year ending December 31, 2015 for the Company’s chief executive officer, chief financial officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2014 (collectively, the “Current Named Executive Officers”).

Name	2015 Base Salary	2015 Target Cash Bonus Potential (% of Base Salary / $)
James D. Taiclet, Jr., Chairman of the Board, President and Chief Executive Officer	$1,100,000	130% / $1,430,000

Thomas A. Bartlett, Executive Vice President and Chief Financial Officer	$750,000	80% / $600,000

William H. Hess, Executive Vice President, International Operations and President, Latin America and EMEA	$650,000	80% / $520,000

Steven C. Marshall, Executive Vice President and President, U.S Tower Division	$650,000	80% / $520,000

Edmund DiSanto, Executive Vice President, Chief Administrative Officer and General Counsel	$600,000	80% / $480,000

In determining annual cash bonus incentive payments for the Company’s Current Named Executive Officers at the end of the year, the Compensation Committee bases its decisions on a number of factors, including the Company’s financial performance, the achievement of certain strategic goals established at the beginning of the fiscal year, and each executive’s contribution to the Company’s overall performance. If the Company exceeds its goals and/or the executive exceeds his established goals, the annual cash bonus incentive could be subject to increase by the Compensation Committee, up to a maximum of 200% of the executive’s bonus target.

As part of the Company’s long-term incentive compensation plan for 2015, in addition to stock options and restricted stock units, the Compensation Committee granted each Current Named Executive Officer performance-based restricted stock units (“PSUs”) with a three-year performance-based vesting period, pursuant to the Company’s 2007 Equity Incentive Plan. A copy of the form of award agreement for the PSUs is filed herewith as Exhibit 10.1 and the foregoing description of the form of award agreement is qualified in its entirety by reference to the terms and provisions thereof.

Additional information regarding compensation of the Current Named Executive Officers will be included in the Company’s 2015 Proxy Statement when filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Notice of Grant of Performance-Based Restricted Stock Units Agreement (U.S. Employee) Pursuant to the American Tower Corporation 2007 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date:	February 23, 2015	By:	/s/ EDMUND DISANTO
Edmund DiSanto
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice of Grant of Performance-Based Restricted Stock Units Agreement (U.S. Employee) Pursuant to the American Tower Corporation 2007 Equity Incentive Plan.